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
CARCO/DCMOT AUTO LOAN MASTER TRUST: RECONCILIATION OF CASH FLOWS                                            CASH FLOWS  PAGE 1 OF 2
COLLECTION PERIOD: OCT 1, 2003 THROUGH OCT 31, 2003
ACCRUAL PERIOD: OCT 15, 2003 THROUGH NOV 16, 2003
DISTRIBUTION DATE: NOVEMBER 17, 2003

                                                            TRUST               SERIES           SERIES          SERIES
                                                            TOTALS              1996-1           1999-2          2000-C
                                                      -------------------  ----------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                           39,615,062.57 *      2,809,359.95    3,371,231.95    2,809,359.95
Principal Collections from Seller                       1,000,000,000.00 *    500,000,000.00            0.00  500,000,000.00
Investment Income on Accounts                                 450,413.97           33,968.10       40,890.00       33,941.10
Balances in Principal Funding Accounts                              0.00                0.00            0.00            0.00
Balances in Reserve Fund Accounts                           9,100,000.00        1,750,000.00    2,100,000.00    1,750,000.00
Balances in Excess Funding Accounts                                 0.00                0.00            0.00            0.00
Balance in Yield Supplement Accounts                       10,400,000.00        2,000,000.00    2,400,000.00    2,000,000.00
Other Adjustments                                                   0.00                0.00            0.00            0.00
                                                      -------------------  ----------------------------------------------------
                   TOTAL AVAILABLE                      1,059,565,476.54      506,593,328.06    7,912,121.94  506,593,301.06
                                                      ===================  ====================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                                   7,725,208.33          575,208.33      687,500.00      545,416.67
Principal Due to Note/Certificateholders                1,000,000,000.00      500,000,000.00            0.00  500,000,000.00
Principal to Funding Account                                        0.00                0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                     5,600,000.00                0.00    2,100,000.00            0.00
Move Funds to the Excess Funding Accounts                           0.00                0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts                 6,400,000.00                0.00    2,400,000.00            0.00
Yield Supplement  & Reserve Account to Seller               7,500,000.00 *      3,750,000.00            0.00    3,750,000.00
Service Fees to Seller                                      6,287,545.79 *        416,666.67      500,000.00      416,666.67
Defaulted Amounts to Seller                                         0.00 *              0.00            0.00            0.00
Excess Collections to Seller                               26,052,722.42 *      1,851,453.06    2,224,621.94    1,881,217.72
Excess Funding Account Balance to Seller                            0.00 *              0.00            0.00            0.00
                                                      -------------------  ----------------------------------------------------
                 TOTAL DISBURSEMENTS                    1,059,565,476.54      506,593,328.06    7,912,121.94  506,593,301.06
                                                      ===================  ====================================================
                        Proof                                       0.00                0.00            0.00            0.00
                                                      ===================  ====================================================



                                                   SERIES           DCMOT             DCMOT             DCMOT
                                                   2001-A           2002-A           2002-B            2003-A           OTHER
                                                -----------------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                  5,618,719.91    11,113,951.47      5,556,975.73      8,335,463.60           0.00
Principal Collections from Seller                         0.00             0.00              0.00              0.00
Investment Income on Accounts                        68,187.43       121,523.26         60,761.63         91,142.45
Balances in Principal Funding Accounts                    0.00             0.00              0.00              0.00
Balances in Reserve Fund Accounts                 3,500,000.00             0.00              0.00              0.00
Balances in Excess Funding Accounts                       0.00             0.00              0.00              0.00
Balance in Yield Supplement Accounts              4,000,000.00             0.00              0.00              0.00
Other Adjustments                                         0.00             0.00              0.00              0.00           0.00
                                                -----------------------------------------------------------------------------------
                   TOTAL AVAILABLE               13,186,907.34    11,235,474.73      5,617,737.37      8,426,606.05           0.00
                                                ===================================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                         1,086,250.00     2,163,333.33      1,058,750.00      1,608,750.00
Principal Due to Note/Certificateholders                  0.00             0.00              0.00              0.00
Principal to Funding Account                              0.00             0.00              0.00              0.00
Move Funds to the Reserve Fund Accounts           3,500,000.00             0.00              0.00              0.00
Move Funds to the Excess Funding Accounts                 0.00             0.00              0.00              0.00
Move Funds to the Yield Supplement Accounts       4,000,000.00             0.00              0.00              0.00
Yield Supplement  & Reserve Account to Seller             0.00             0.00              0.00              0.00
Service Fees to Seller                              833,333.33     1,831,501.83        915,750.92      1,373,626.37
Defaulted Amounts to Seller                               0.00             0.00              0.00              0.00
Excess Collections to Seller                      3,767,324.01     7,240,639.57      3,643,236.45      5,444,229.68           0.00
Excess Funding Account Balance to Seller                  0.00             0.00              0.00              0.00
                                                -----------------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS             13,186,907.34    11,235,474.73      5,617,737.37      8,426,606.05           0.00
                                                ===================================================================================
                        Proof                             0.00             0.00              0.00              0.00           0.00
                                                ===================================================================================

INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
               Chrysler                                            $0.00
               Investment Income                              450,413.97
               Collection Account                       1,001,000,000.00 *
               Reserve & Yield Accounts                     7,500,000.00
               Balance in Excess Funding Account                    0.00
                                                       $1,008,950,413.97
     2. Distribute funds to:
               Series Note/Certificate Holders         $1,007,725,208.33
               Chrysler                                     1,225,205.64
               Trust Deposit Accounts                               0.00
                                                       $1,008,950,413.97
     3. Verify account balances in Collection,
        Funding, Reserve & Yield Supplement Accounts.


                                                 TO: JOHN BOBKO/ROBERT GRUENFEL
-------------------------------------------------
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK:         THE BANK OF NEW YORK
                                   (1,225,205.64)     (212) 815-4389/8325
-------------------------------------------------